                                                                    EXHIBIT 10.4




                         REGISTRATION RIGHTS AGREEMENT



                          DATED AS OF AUGUST 16, 1999



                                BY AND BETWEEN



                                  VIACOM INC.



                                      AND



                               BLOCKBUSTER INC.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                   ARTICLE I
                                  DEFINITIONS

Section 1.01.  Definitions.....................................................2
Section 1.02.  Internal References.............................................5

                                  ARTICLE II
                              REGISTRATION RIGHTS

Section 2.01.  Demand Registration - Registrable Securities....................5
Section 2.02.  Piggyback Registration..........................................7
Section 2.03.  Expenses.......................................................10
Section 2.04.  Registration and Qualification.................................10
Section 2.05.  Conversion of Other Securities, Etc............................12
Section 2.06.  Underwriting; Due Diligence....................................12
Section 2.07.  Indemnification and Contribution...............................13
Section 2.08.  Rule 144 and Form S-3..........................................16
Section 2.09.  Transfer of Registration Rights................................16
Section 2.10.  Holdback Agreement.............................................17

                                  ARTICLE III
                                 MISCELLANEOUS

Section 3.01.  Limitation of Liability........................................17
Section 3.02.  Subsidiaries...................................................17
Section 3.03.  Term...........................................................17
Section 3.04.  Further Assurances.............................................17
Section 3.05.  Specific Performance...........................................17
Section 3.06.  Amendments.....................................................18
Section 3.07.  Successors and Assigns.........................................18
Section 3.08.  Severability...................................................18
Section 3.09.  Entire Agreement...............................................18
Section 3.10.  Notices........................................................18
Section 3.11.  Governing Law..................................................19
Section 3.12.  Counterparts...................................................20

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


          REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of August
                                               ---------
16, 1999 by and between VIACOM INC., a Delaware corporation ("Viacom"), and
                                                              ------
BLOCKBUSTER INC., a Delaware corporation and an indirect, wholly owned subsidiary of Viacom ("Blockbuster").
                       -----------

                                    RECITALS

          WHEREAS, since September 29, 1994, Viacom has owned and operated the businesses and operations related to Blockbuster;

          WHEREAS, Viacom presently intends to split-off Blockbuster in a tax-free transaction;

          WHEREAS, prior to such split-off, Blockbuster proposes to issue shares of its common stock in an initial public offering registered under the Securities Act of 1933, as amended;

          WHEREAS, Viacom beneficially owns all of the issued and outstanding class B common stock, par value $0.01 per share, of Blockbuster (the "Blockbuster Class B Common Stock"); and
---------------------------------

          WHEREAS, the parties desire to enter into this Agreement to set forth their agreement regarding certain registration rights with respect to Blockbuster Class B Common Stock (and any other securities issued in respect thereof or in exchange therefor).

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Viacom and Blockbuster, for themselves, their successors, and assigns, hereby agree as follows:

          Capitalized terms not otherwise defined herein have the meaning given
to them in the IPO and Split-Off Agreement dated      , 1999 among Viacom,
Viacom International and Blockbuster.

                                   ARTICLE I
                                  DEFINITIONS

          Section 1.01.  Definitions.  As used in this Agreement, the following
                         -----------
terms will have the following meanings, applicable both to the singular and the plural forms of the terms described:

          "Affiliates" means, with respect to any specified Person, any Person
           ----------
that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such specified Person; provided,
                                                                      --------
however, that prior to the Split-Off, Affiliates of Blockbuster or Viacom shall
-------
only include Persons who would be affiliates of Blockbuster or Viacom, respectively, assuming that the Split-Off had occurred immediately prior to the determination as to whether such Person was an affiliate of Blockbuster or Viacom, respectively.

          "Agreement" has the meaning ascribed thereto in the Preamble.
           ---------

          "Applicable Stock" means at any time the (i) shares of Blockbuster
           ----------------
Common Stock owned by Viacom and its Affiliates that were owned on the date hereof, plus (ii) shares of Blockbuster Class B Common Stock purchased by Viacom
        ----
and its Affiliates pursuant to Article VII of the Initial Public Offering and Split-Off Agreement, plus (iii) shares of Blockbuster Common Stock that were
                     ----
issued to Viacom and its Affiliates in respect of shares described in either clause (i) or clause (ii) in any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event.

          "Blockbuster" has the meaning ascribed thereto in the Preamble.
           -----------

          "Blockbuster Class A Common Stock" means the class A common stock, par
           --------------------------------
value $.01 per share of Blockbuster.

          "Blockbuster Class B Common Stock" has the meaning ascribed thereto in
           --------------------------------
the Recitals.

          "Blockbuster Common Stock" means the Blockbuster Class B Common Stock,
           ------------------------
the Blockbuster Class A Common Stock, any other class of Blockbuster's capital stock representing the right to vote generally for the election of directors and, for so long as Blockbuster continues to be a subsidiary corporation includable in a consolidated federal income tax return of the Viacom Group, any other security of Blockbuster treated as stock for purposes of Section 1504 of the Internal Revenue Code of 1986, as amended.

          "Company Securities" has the meaning ascribed thereto in Section
           ------------------
2.02(b).

          "Disadvantageous Condition" has the meaning ascribed thereto in
           -------------------------
Section 2.01(a).

          "Holder" means Viacom, its Affiliates and any Transferee.
           ------

          "Holder Securities" has the meaning ascribed thereto in Section
           -----------------
2.02(b).

          "IPO" means the initial public offering by Blockbuster of shares of
           ---
Blockbuster Class A Common Stock as contemplated by the IPO Registration Statement.

          "IPO and Split-Off Agreement" means the Initial Public Offering and
           ---------------------------
Split-Off Agreement dated as of the dated hereof among Viacom, Viacom International and Blockbuster.

          "IPO Date" means the date of completion of the initial sale of
           --------
Blockbuster Class A Common Stock in the IPO.


          "Losses" has the meaning ascribed thereto in Section 2.01(a) of the
           ------
Release and Indemnification Agreement.

          "Other Holders" has the meaning ascribed thereto in Section 2.02(c).
           -------------

          "Other Securities" has the meaning ascribed thereto in Section 2.02.
           ----------------

          "Ownership Percentage" means, at any time, the fraction, expressed as
           --------------------
a percentage and rounded to the next highest thousandth of a percent, whose numerator is the aggregate Value of the Applicable Stock and whose denominator is the sum of the aggregate Value of the outstanding shares of Blockbuster Common Stock; provided, however, that any shares of Blockbuster Common Stock
              --------  -------
issued by Blockbuster in violation of its obligations under Article VII of the IPO and Split-Off Agreement shall not be deemed outstanding for the purpose of determining the Ownership Percentage. For purposes of this definition, "Value"
                                                                         -----
means, with respect to any share of stock, the value of such share determined by Viacom under principles applicable for purposes of Section 1504 of the Internal Revenue Code of 1986, as amended.

          "Person" means any individual, corporation, limited or general
           ------
partnership, limited liability company, joint venture association, joint stock company, trust unincorporated organization or government or any agency or political subdivision thereof.

          "Registrable Securities" means shares of Blockbuster Common Stock and
           ----------------------
any stock or other securities into which or for which such Blockbuster Common Stock may hereafter be changed, converted or exchanged and any other shares or securities issued to Holders of such Blockbuster Common Stock (or such shares or other securities into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event or pursuant to the Nonvoting Stock Option. As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale by the Holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public in accordance with Rule 144, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by Blockbuster and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or blue sky law then in effect or (iv) they shall have ceased to be outstanding.

          "Registration Expenses" means any and all reasonable expenses incident
           ---------------------
to performance of or compliance with any registration of securities pursuant to
Article II, including, without limitation, (i) all expenses, including filing fees, in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters and dealers; (ii) the cost of printing or producing any agreements among underwriters, underwriting agreements, and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of the securities to be disposed of; (iii) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters of securities in connection with such qualification and in connection with any blue sky and legal investment surveys; (iv) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the securities to be disposed of; (v) transfer agents' and registrars' fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering; (vi) all security engraving and security printing expenses; (vii) all fees and expenses payable in connection with the listing of the securities on any securities exchange or automated interdealer quotation system or the rating of such securities and (ix) any other fees and disbursements of underwriters customarily paid by issuers of securities.

          "Rule 144" means Rule 144 (or any successor rule to similar effect)
           --------
promulgated under the Securities Act.

          "Rule 415 Offering" means an offering on a delayed or continuous basis
           -----------------
pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the Securities Act.

          "SEC" means the U.S. Securities and Exchange Commission.
           ---

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time, together with the rules and regulations promulgated thereunder.

          "Selling Holder" has the meaning ascribed thereto in Section 2.04(e).
           --------------

          "Split-Off" means the distribution of Blockbuster Common Stock by
           ---------
Viacom in one or more transactions occurring after the IPO that collectively have the effect that all or a substantial part of the shares of Blockbuster Common Stock held by Viacom are distributed to all or some of the stockholders of Viacom, whenever such transaction(s) shall occur.

          "Subsidiary" means with respect to any Person, any other Person a
           ----------
majority of the equity ownership or voting stock of which is at the time owned, directly or indirectly, by such

Person and/or one or more other Subsidiaries of such Person; provided, however,
                                                             --------  -------
that prior to the Split-Off, a Subsidiary of Viacom shall only include Persons who would be a Subsidiary of Viacom assuming the Split-Off has occurred immediately prior to the determination as to whether such Person were a Subsidiary of Viacom.

          "Transferee" has the meaning ascribed thereto in Section 2.09.
           ----------

          "Viacom" has the meaning ascribed thereto in the Preamble.
           ------

          "Viacom Group" means Viacom and its Affiliates and Blockbuster and its
           ------------
Affiliates.

          "Viacom International" is Viacom International Inc., a Delaware
           --------------------
corporation and a wholly owned subsidiary of Viacom.

          "Viacom Ownership Reduction" means any decrease at any time in the
           --------------------------
Ownership Percentage to less than 45%.

          "Viacom Transferee" has the meaning ascribed thereto in Section
           -----------------
2.09(a).

          Section 1.02.  Internal References.  Unless the context indicates
                         -------------------
otherwise, references to Articles, Sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement and references to the parties shall mean the parties to this Agreement.

                                  ARTICLE II
                              REGISTRATION RIGHTS

          Section 2.01.  Demand Registration - Registrable Securities.  (a)
                         --------------------------------------------
Upon written notice provided at any time after the IPO Date from any Holder of Registrable Securities requesting that Blockbuster effect the registration under the Securities Act of any or all of the Registrable Securities held by such Holder, which notice shall specify the intended method or methods of disposition of such Registrable Securities, Blockbuster shall use its reasonable best efforts to effect the registration under the Securities Act and applicable state securities laws of such Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such request (including in a Rule 415 Offering, if Blockbuster is then eligible to register such Registrable Securities on Form S-3 (or a successor form) for such offering); provided that:

          (i) with respect to any registration statement filed, or to be filed, pursuant to this Section 2.01, if Blockbuster shall furnish to the Holders of Registrable Securities that have made such request a certified resolution of the Board of Directors of Blockbuster (adopted by the affirmative vote of a majority of the directors not designated by Viacom or its Affiliates) stating that in the Board of Directors' good faith judgment it would (because of the existence of, or in anticipation of, any acquisition or financing activity, or the unavailability for reasons beyond Blockbuster' reasonable control of any required financial statements, or any other event or condition of similar significance to Blockbuster) be significantly disadvantageous (a "Disadvantageous Condition") to
                                       -------------------------
     Blockbuster for such a registration statement to be maintained effective, or to be filed and become effective, and setting forth the general reasons for such judgment, Blockbuster shall be entitled to cause such registration statement to be withdrawn and the effectiveness of such registration statement terminated, or, in the event no registration statement has yet been filed, shall be entitled not to file any such registration statement, until such Disadvantageous Condition no longer exists (notice of which Blockbuster shall promptly deliver to such Holders). Upon receipt of any such notice of a Disadvantageous Condition, such Holders shall forthwith discontinue use of the prospectus contained in such registration statement and, if so directed by Blockbuster, each such Holder will deliver to Blockbuster all copies, other than permanent file copies then in such Holder's possession, of the prospectus then covering such Registrable Securities current at the time of receipt of such notice; provided that the
                                                               --------
     filing of any such registration statement may not be delayed for a period in excess of 90 days due to the occurrence of any particular Disadvantageous Condition;

          (ii) after any Viacom Ownership Reduction, the Holders of Registrable Securities may collectively exercise their rights under this Section 2.01 on not more than three occasions (it being acknowledged that prior to any Viacom Ownership Reduction, there shall be no limit to the number of occasions on which such Holders (other than any Viacom Transferees and their Affiliates (other than Viacom or its Affiliates)) may exercise such rights); and

          (iii) The Holders of Registrable Securities shall not have the right to exercise registration rights pursuant to this Section 2.01 within the 180-day period following the registration and sale of Registrable Securities effected pursuant to a prior exercise of the registration rights provided in this Section 2.01.

          (b) Notwithstanding any other provision of this Agreement to the contrary, a registration requested by a Holder of Registrable Securities pursuant to this Section 2.01 shall not be deemed to have been effected (and, therefore, not requested for purposes of paragraph (a) above), (i) unless it has become effective, (ii) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a misrepresentation or an omission by such Holder and, as a result thereof, the Registrable Securities requested to be registered cannot be completely distributed in accordance with the plan of distribution set forth in the related registration statement or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of some act or omission by such Holder of Registrable Securities.

          (c) In the event that any registration pursuant to this Section 2.01 shall involve, in whole or in part, an underwritten offering, the Holders of a majority of the Registrable Securities to be registered shall have the right to designate an underwriter or underwriters as the lead or managing underwriters of such underwritten offering reasonably acceptable to Blockbuster and, in connection with each registration pursuant to this Section 2.01, such Holders may select one counsel to represent all such Holders.

          (d) Blockbuster shall have the right to cause the registration of additional equity securities for sale for the account of any Person (including, without limitation, Blockbuster, and any existing or former directors, officers or employees of Blockbuster and its Affiliates) in any registration of Registrable Securities requested by the Holders pursuant to paragraph (a) above; provided, however, that if such Holders are advised in writing (with a copy to
--------  -------
Blockbuster) by a nationally recognized investment banking firm selected by such Holders reasonably acceptable to Blockbuster (which shall be the lead underwriter or a managing underwriter in the case of an underwritten offering) that, in such firm's good faith view, all or a part of such additional equity securities cannot be sold and the inclusion of such additional equity securities in such registration would be likely to have an adverse effect on the price, timing or distribution of the offering and sale of the Registrable Securities then contemplated by any Holder, the registration of such additional equity securities or part thereof shall not be permitted. The Holders of the Registrable Securities to be offered may require that any such additional equity securities be included in the offering proposed by such Holders on the same conditions as the Registrable Securities that are included therein. In the event that the number of Registrable Securities requested to be included in a registration statement by the Holders thereof exceeds the number which, in the good faith view of such investment banking firm, can be sold without adversely affecting the price, timing, distribution or sale of securities in the offering, the number shall be allocated pro rata among the requesting Holders on the basis of the relative number of Registrable Securities then held by each such Holder (provided that any number in excess of a Holder's request may be reallocated among the remaining requesting Holders in a like manner).

          Section 2.02.  Piggyback Registration.  In the event that Blockbuster
                         ----------------------
at any time after the IPO Date proposes to register any of its Blockbuster Common Stock, any other of its equity securities or securities convertible into or exchangeable for its equity securities (collectively, including Blockbuster Common Stock, "Other Securities") under the Securities Act, whether or not for
               ----------------
sale for its own account, in a manner that would permit registration of Registrable Securities for sale for cash to the public under the Securities Act, it shall at each such time give prompt written notice to each Holder of Registrable Securities of its intention to do so and of the rights of such Holder under this Section 2.02. Subject to the terms and conditions hereof, such notice shall offer each such Holder the opportunity to include in such registration statement such number of Registrable Securities as such Holder may request. Upon the written request of any such Holder made within 15 days after the receipt of Blockbuster' notice (which request shall specify the number of Registrable Securities intended to be disposed of and the intended method of disposition thereof), Blockbuster shall use its reasonable best efforts to effect, in connection with the registration of the Other Securities, the registration under the

Securities Act of all Registrable Securities which Blockbuster has been so requested to register, to the extent required to permit the disposition (in accordance with such intended method of disposition thereof) of the Registrable Securities so requested to be registered; provided that:
                                          --------

          (a) if, at any time after giving such written notice of its intention to register any Other Securities and prior to the effective date of the registration statement filed in connection with such registration, Blockbuster shall determine for any reason not to register the Other Securities, Blockbuster may, at its election, give written notice of such determination to such Holders and thereupon Blockbuster shall be relieved of its obligation to register such Registrable Securities in connection with the registration of such Other Securities, without prejudice, however, to the rights of the Holders of Registrable Securities immediately to request that such registration be effected as a registration under Section 2.01 to the extent permitted thereunder;

          (b) if the registration referred to in the first sentence of this
Section 2.02 is to be an underwritten registration on behalf of Blockbuster, and a nationally recognized investment banking firm selected by Blockbuster advises Blockbuster in writing that, in such firm's good faith view, the inclusion of all or a part of such Registrable Securities in such registration would be likely to have an adverse effect upon the price, timing or distribution of the offering and sale of the Other Securities then contemplated, Blockbuster shall include in such registration: (i) first, all Other Securities Blockbuster proposes to sell for its own account ("Company Securities"); (ii) second, up to
                                       ------------------
the full number of Registrable Securities held by Holders constituting Viacom and its Affiliates that are requested to be included in such registration (Registrable Securities that are so held being sometimes referred to herein as "Holder Securities") in excess of the number of Company Securities to be sold in
------------------
such offering which, in the good faith view of such investment banking firm, can be sold without adversely affecting such offering and the sale of the Other Securities then contemplated (and (x) if such number is less than the full number of such Holder Securities, such number shall be allocated by Viacom among Viacom and its Affiliates and (y) in the event that such investment banking firm advises that less than all of such Holder Securities may be included in such offering, Viacom and its Affiliates may withdraw their request for registration of their Registrable Securities under this Section 2.02 and 90 days subsequent to the effective date of the registration statement for the registration of such Other Securities request that such registration be effected as a registration under Section 2.01 to the extent permitted thereunder); (iii) third, up to the full number of Registrable Securities held by Holders (other than Viacom and its Affiliates) of Registrable Securities that are requested to be included in such registration in excess of the number of Company Securities and Holder Securities to be sold in such offering which, in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering (and
(x) if such number is less than the full number of such Registrable Securities, such number shall be allocated pro rata among such Holders on the basis of the number of Registrable Securities requested to be included therein by each such Holder and (y) in the event that such investment banking firm advises that less than all of such Registrable Securities may be included in such offering, such Holders may withdraw their request for registration of their Registrable Securities under this

Section 2.02 and 90 days subsequent to the effective date of the registration statement for the registration of such Other Securities request that such registration be effected as a registration under Section 2.01 to the extent permitted thereunder); and (iv) fourth, up to the full number of the Other Securities (other than Company Securities), if any, in excess of the number of Company Securities and Registrable Securities to be sold in such offering which, in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering (and, if such number is less than the full number of such Other Securities, such number shall be allocated pro rata among the holders of such Other Securities (other than Company Securities) on the basis of the number of securities requested to be included therein by each such holder);

          (c) if the registration referred to in the first sentence of this
Section 2.02 is to be an underwritten secondary registration on behalf of holders of Other Securities (the "Other Holders"), and the lead underwriter or
                                  -------------
managing underwriter advises Blockbuster in writing that in their good faith view, all or a part of such additional securities cannot be sold and the inclusion of such additional securities in such registration would be likely to have an adverse effect on the price, timing or distribution of the offering and sale of the Other Securities then contemplated, Blockbuster shall include in such registration the number of securities (including Registrable Securities) that such underwriters advise can be so sold without adversely affecting such offering, allocated pro rata among the Other Holders and the Holders of Registrable Securities on the basis of the number of securities (including Registrable Securities) requested to be included therein by each Other Holder and each Holder of Registrable Securities; provided that if such registration
                                           --------
statement is to be filed at any time after a Viacom Ownership Reduction, if any, and if such Other Holders have requested that such registration statement be filed pursuant to demand registration rights granted to them by Blockbuster, Blockbuster shall include in such registration: (i) Other Securities sought to be included therein by the Other Holders pursuant to the exercise of such demand registration rights; (ii) the number of Holder Securities sought to be included in such registration in excess of the number of Other Securities sought to be included in such registration by the Other Holders which in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering (and (x) if such number is less than the full number of such Holder Securities, such number shall be allocated by Viacom among Viacom and its Affiliates and (y) in the event that such investment banking firm advises that less than all of such Holder Securities may be included in such offering, Viacom and its Affiliates may withdraw their request for registration of their Registrable Securities under this Section 2.02 and 90 days subsequent to the effective date of the registration statement for the registration of such Other Securities request that such registration be effected as a registration under
Section 2.01 to the extent permitted thereunder); and (iii) the number of Registrable Securities sought to be included in such registration by Holders (other than Viacom and its Affiliates) of Registrable Securities in excess of the number of Other Securities and the number of Holder Securities sought to be included in such registration which, in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering (and
(x) if such number is less than the full number of such Registrable Securities, such number shall be allocated pro rata among such Holders on the basis of the number of Registrable Securities requested to be included therein by each such Holder and (y) in the event that such investment banking firm advises that less than all of such Registrable Securities may be included in such offering, such Holders may withdraw their request for registration of their Registrable Securities under this Section 2.02 and 90 days subsequent to the effective date of the registration statement for the registration of such Other Securities request that such registration be effected as a registration under Section 2.01 to the extent permitted thereunder);

          (d) Blockbuster shall not be required to effect any registration of Registrable Securities under this Section 2.02 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans; and

          (e) no registration of Registrable Securities effected under this
Section 2.02 shall relieve Blockbuster of its obligation to effect a registration of Registrable Securities pursuant to Section 2.01.

          Section 2.03.  Expenses.  Except as provided herein, Viacom shall pay
                         --------
all or its pro rata share of Registration Expenses with respect to a particular offering (or proposed offering), as the case may be, except for fees, disbursements and expenses related to Blockbuster's counsel, accountants and other advisors. Notwithstanding the foregoing, each Holder and Blockbuster shall be responsible for its own internal administrative and similar costs, which shall not constitute Registration Expenses.

          Section 2.04.  Registration and Qualification.  If and whenever
                         ------------------------------
Blockbuster is required to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.01 or 2.02, Blockbuster shall as promptly as practicable:

          (a) prepare, file and use its reasonable best efforts to cause to become effective a registration statement under the Securities Act relating to the Registrable Securities to be offered;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the earlier of (A) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement and (B) the expiration of (i) six months after such registration statement becomes effective or (ii) twenty four months after a registration statement filed in a Rule 415 Offering becomes effective; provided, that such respective periods shall be
                            --------
extended for such number of days that equals the number of days elapsing from
(x) the date the written notice contemplated by paragraph (f) below is given by Blockbuster to (y) the date on which Blockbuster delivers to the Holders of Registrable Securities the supplement or amendment contemplated by paragraph (f) below;

          (c) furnish to the Holders of Registrable Securities and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as the Holders of Registrable Securities or such underwriter may reasonably request, and a copy of any and all transmittal letters or other correspondence to or received from, the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

          (d) use its reasonable best efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Holders of such Registrable Securities or any underwriter to such Registrable Securities shall request, and use its reasonable best efforts to obtain all appropriate registrations, permits and consents in connection therewith, and do any and all other acts and things which may be necessary or advisable to enable the Holders of Registrable Securities or any such underwriter to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; provided, that Blockbuster shall not for any such purpose be required
           --------
to qualify generally to do business as a foreign corporation in any such jurisdiction wherein it is not so qualified or to consent to general service of process in any such jurisdiction;

          (e) (i) use its reasonable best efforts to furnish to each Holder of Registrable Securities included in such registration (each, a "Selling Holder")
                                                               --------------
and to any underwriter of such Registrable Securities an opinion of counsel for Blockbuster addressed to each Selling Holder and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the registration statement) and (ii) use its reasonable best efforts to furnish to each Selling Holder a "cold
                                                                     ----
comfort" letter addressed to each Selling Holder and signed by the independent
-------
public accountants who have audited the financial statements of Blockbuster included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Selling Holders may reasonably request and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements;

          (f) as promptly as practicable, notify the Selling Holders in writing
(i) at any time when a prospectus relating to a registration pursuant to Sections 2.01 or 2.02 is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) of any request by the SEC or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case, at the request of the Selling Holders prepare and furnish to the Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

          (g) if reasonably requested by the lead or managing underwriters, use its reasonable best efforts to list all such Registrable Securities covered by such registration on each securities exchange and automated inter-dealer quotation system on which a class of common equity securities of Blockbuster is then listed;

          (h) to the extent reasonably requested by the lead or managing underwriters, send appropriate officers of Blockbuster to attend any "road
                                                                      ----
shows" scheduled in connection with any such registration, with all out-of-pocket costs and expense incurred by Blockbuster or such officers in connection with such attendance to be paid by Blockbuster; and

          (i) furnish for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to Sections 2.01 or 2.02 unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Selling Holders or the underwriters.

          Section 2.05.  Conversion of Other Securities, Etc.  In the event that
                         -----------------------------------
any Holder offers any options, rights, warrants or other securities issued by it or any other Person that are offered with, convertible into or exercisable or exchangeable for any Registrable Securities, the Registrable Securities underlying such options, rights, warrants or other securities shall continue to be eligible for registration pursuant to Sections 2.01 and 2.02.

          Section 2.06.  Underwriting; Due Diligence.  (a)  If requested by the
                         ---------------------------
underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Article II, Blockbuster shall enter into an underwriting agreement with such underwriters for such offering, which agreement will contain such representations and warranties by Blockbuster and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.07, and agreements as to the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 2.04(e). The Selling Holders on whose behalf the Registrable

Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, Blockbuster to and for the benefit of such underwriters, shall also be made to and for the benefit of such Selling Holders. Such underwriting agreement shall also contain such representations and warranties by such Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.07.

          (b) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act pursuant to this Article II, Blockbuster shall give the Holders of such Registrable Securities and the underwriters, if any, and their respective counsel and accountants, such reasonable and customary access to its books and records and such opportunities to discuss the business of Blockbuster with its officers and the independent public accountants who have certified the financial statements of Blockbuster as shall be necessary, in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          Section 2.07.  Indemnification and Contribution.  (a)  In the case of
                         --------------------------------
each offering of Registrable Securities made pursuant to this Article II, Blockbuster agrees to indemnify and hold harmless, to the extent permitted by law, each Selling Holder, each underwriter of Registrable Securities so offered and each Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act and the officers, directors, Affiliates, employees and agents of each of the foregoing, against any and all Losses (including, without limitation, any legal or other expenses incurred in connection with defending or investigating any such action or claim), as incurred, arising out of or relating to any untrue statement or alleged untrue statement of a material fact contained in, or incorporated by reference into, in the registration statement (or in any preliminary or final prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by Blockbuster or at its direction, or any amendment thereof or supplement thereto, or any omission by Blockbuster or alleged omission by Blockbuster to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; except that Blockbuster shall not be liable to any Person in any such case to the extent that any such Loss arising out of or relating to any untrue statement or alleged untrue statement, or any omission or alleged omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to a Selling Holder, another holder of securities included in such registration statement or underwriter furnished in writing to Blockbuster by or on behalf of such Selling Holder, other holder or underwriter, as the case may be, specifically for use in the registration statement (or in any preliminary or final prospectus included therein), offering memorandum or other offering document, or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Selling Holder, any other holder or any underwriter and shall survive the transfer of such securities. In the case of an offering with respect to which a Selling Holder has designated the lead or managing underwriters (or a Selling Holder is offering Registrable Securities directly, without an underwriter), this indemnity does not apply to any Loss arising out of or relating to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or offering memorandum if a copy of a final prospectus or offering memorandum was not sent or given by or on behalf of any underwriter (or such Selling Holder or other holder, as the case may be) to such Person asserting such Loss at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus or offering memorandum.

          (b) In the case of each offering made pursuant to this Agreement, each Selling Holder, by exercising its registration rights hereunder, agrees to indemnify and hold harmless, and to cause each underwriter of Registrable Securities included in such offering (in the same manner and to the same extent as set forth in Section 2.07(a)) to agree to indemnify and hold harmless, Blockbuster, each other underwriter who participates in such offering, each other Selling Holder or other holder with securities included in such offering and in the case of an underwriter, such Selling Holder or other holder, and each Person, if any, who controls any of the foregoing within the meaning of the Securities Act and the Affiliates and Representatives of each of the foregoing, against any and all Losses (including, without limitation, any legal or other expenses incurred in connection with defending or investigating any such action or claim), as incurred, arising out of or relating to any untrue statement or alleged untrue statement of a material fact contained in, or incorporated by reference into, the registration statement (or in any preliminary or final prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by Blockbuster or at its direction, or any amendment thereof or supplement thereto, or any omission by such Selling Holder or underwriter, as the case may be, or alleged omission by such Selling Holder or underwriter, as the case may be, of a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement of a material fact is contained in, or such material fact is omitted from information relating to such Selling Holder or underwriter, as the case may be, furnished in writing to Blockbuster by or on behalf of such Selling Holder or underwriter, as the case may be, specifically for use in such registration statement (or in any preliminary or final prospectus included therein), offering memorandum or other offering document, or any amendment thereof or supplement thereto. In the case of an offering made pursuant to this Agreement with respect to which Blockbuster has designated the lead or managing underwriters (or Blockbuster is offering securities directly, without an underwriter), this indemnity does not apply to any Loss arising out of or related to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or offering memorandum if a copy of a final prospectus or offering memorandum was not sent or given by or on behalf of any underwriter (or Blockbuster, as the case may be) to such Person asserting such loss, liability, cost, claim or damage at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus or offering memorandum.

          (c) The indemnification procedures set forth in Section 8.01(b) of the IPO and Split-Off Agreement are incorporated herein and made a part hereof for all purposes as if fully set forth herein and shall govern the parties' rights and obligations with respect thereto.

          (d) If the indemnification provided for in this Section 2.07 shall for any reason be unavailable (other than in accordance with its terms) to an Indemnified Party in respect of any Loss referred to therein, then each Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such Loss (i) as between Blockbuster and the Selling Holders on the one hand and the underwriters on the other, in such proportion as shall be appropriate to reflect the relative benefits received by Blockbuster and the Selling Holders on the one hand and the underwriters on the other hand or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of Blockbuster and the Selling Holders on the one hand and the underwriters on the other with respect to the statements or omissions which resulted in such Loss as well as any other relevant equitable considerations and (ii) as between Blockbuster on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of Blockbuster and of each Selling Holder in connection with such statements or omissions as well as any other relevant equitable considerations. The relative benefits received by Blockbuster and the Selling Holders on the one hand and the underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by Blockbuster and the Selling Holders bear to the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover page of this prospectus. The relative fault of Blockbuster and the Selling Holders on the one hand and of the underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by Blockbuster and the Selling Holders or by the underwriters. The relative fault of Blockbuster on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, but not be reference to any Indemnified Party's stock ownership in Blockbuster. The amount paid or payable by an Indemnified Party as a result of the Loss in respect thereof, referred to above in this paragraph (d) shall be deemed to include, for purposes of this paragraph
(d), any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Blockbuster and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.07 were determined by pro
                                                                           ---
rata allocation (even if the underwriters were treated as one entity for such
----
purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding any other provisions of this Section 2.07, no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Each Selling Holder's obligations to contribute pursuant to this Section 2.07 are several in proportion to the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) Indemnification and contribution similar to that specified in the preceding paragraphs of this Section 2.07 (with appropriate modifications) shall be given by Blockbuster, the Selling Holders and underwriters with respect to any required registration or other qualification of securities under any state law or regulation or governmental authority.

          (f) The obligations of the parties under this Section 2.07 shall be in addition to any liability which any party may otherwise have to any other party.

          Section 2.08.  Rule 144 and Form S-3.  Commencing 90 days after the
                         ---------------------
IPO Date, Blockbuster shall use its reasonable best efforts to ensure that the conditions to the availability of Rule 144 set forth in paragraph (c) thereof shall be satisfied. Upon the request of any Holder of Registrable Securities, Blockbuster will deliver to such Holder a written statement as to whether it has complied with such requirements. Blockbuster further agrees to use its reasonable efforts to cause all conditions to the availability of Form S-3 (or any successor form) under the Securities Act of the filing of registration statements under this Agreement to be met as soon as practicable after the IPO Date. Notwithstanding anything contained in this Section 2.08, Blockbuster may deregister under Section 12 of the Securities Exchange Act of 1934, as amended, if it then is permitted to do so pursuant to said Act and the rules and regulations thereunder.

          Section 2.09.  Transfer of Registration Rights.  (a)  Any Holder may
                         -------------------------------
transfer all or any portion of its rights under Article II to (i) any other transferee in respect of a number of Registrable Securities owned by such Holder equal to or exceeding 3% of the outstanding Blockbuster Common Stock at the time of the transfer (each transferee that receives such minimum number of Registrable Securities shall be referred to herein as a "Transferee"). Any
                                                         ----------
transfer of registration rights pursuant to this Section 2.09(a) shall be effective upon receipt by Blockbuster of (i) written notice from such Holder stating the name and address of any Transferee and identifying the number of Registrable Securities with respect to which the rights under this Agreement are being transferred and the nature of the rights so transferred and (ii) a written agreement from such Transferee to be bound by the terms of this Article II and Sections 3.03, 3.06, 3.07, 3.09, and 3.11 of this Agreement. The Holders may exercise their rights hereunder in such priority as they shall agree upon among themselves.

          (b) Notwithstanding the foregoing, in the event that any stockholder of Viacom receives restricted Registrable Securities in the Split-Off and as a result of the Split-Off, such stockholder is "affiliated" with Blockbuster for purposes of the Securities Act, such stockholder shall be entitled to the rights hereunder; provided, however, that it shall only be entitled to request registration of Registrable Securities pursuant to Section 2.01 only twice and such stockholder signs a written agreement to be bound by the terms of this Agreement. Any such stockholder for purposes of this Agreement shall be considered a "Holder."

          Section 2.10.  Holdback Agreement.  If any registration pursuant to
                         ------------------
this Article II shall be in connection with an underwritten public offering of Registrable Securities, each Selling Holder agrees not to effect any public sale or distribution, including any sale under Rule 144, of any equity security of Blockbuster (otherwise than through the registered public offering then being made), within 7 days prior to or 90 days (or such lesser period as the lead or managing underwriters may permit) after the effective date of the registration statement (or the commencement of the offering to the public of such Registrable Securities in the case of Rule 415 offerings). Upon the reasonable request of the underwriters, Blockbuster hereby also so agrees and agrees to use its reasonable best efforts to cause each other holder of equity securities or securities convertible into or exchangeable or exercisable for such securities (other than in the case of equity securities, under dividend reinvestment plans or employee stock plans) purchased from Blockbuster otherwise than in a public offering to so agree.

                                  ARTICLE III
                                 MISCELLANEOUS

          Section 3.01.  Limitation of Liability.  Neither Viacom nor
                         -----------------------
Blockbuster shall be liable to the other for any special, indirect, incidental or consequential damages of the other arising in connection with this Agreement.

          Section 3.02.  Subsidiaries.  Viacom agrees and acknowledges that
                         ------------
Viacom shall be responsible for the performance by each of its Affiliates of the obligations hereunder applicable to such Affiliate.

          Section 3.03.  Term.  This Agreement shall remain in effect until all
                         ----
Registrable Securities held by Holders have been transferred by them to Persons other than Transferees; provided that the provisions of Section 2.07 shall
                        --------
survive any such expiration.

          Section 3.04.  Further Assurances.  Viacom and Blockbuster shall
                         ------------------
execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such instruments and take such other action as may be necessary or advisable to carry out their obligations under this Agreement and under any exhibit, document or other instrument delivered pursuant hereto.

          Section 3.05.  Specific Performance.  The parties hereto acknowledge
                         --------------------
and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that they shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which they may be entitled at law or equity.

          Section 3.06.  Amendments.   This Agreement shall not be supplemented,
                         ----------
amended or modified in any manner whatsoever (including without limitation by course of dealing or of performance or usage of trade) except in writing signed by the parties.

          Section 3.07.  Successors and Assigns.  This Agreement shall be
                         ----------------------
binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. Nothing contained in this Agreement, express or implied, is intended to confer upon any other person or entity any benefits, rights or remedies.

          Section 3.08.  Severability.  Wherever possible, each provision of
                         ------------
this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any portion of this Agreement is declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions of this Agreement, which shall continue in full force and effect as if this Agreement had been executed with the invalid portions thereof deleted; provided, that the entirety of this Agreement shall
                          --------
continue in full force and effect in all other jurisdictions.

          Section 3.09.  Entire Agreement. Other than the IPO and Split-Off
                         ----------------
Agreement, the Release and Indemnification Agreement, the Transition Services Agreement and the Tax Matters Agreement, this Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof and thereof.

          Section 3.10.  Notices. All notices, consents, requests, approvals,
                         -------
and other communications provided for or required herein, and all legal process in regard thereto, must be in writing and shall be deemed validly given, made or served, (a) when delivered personally or sent by telecopy to the facsimile number indicated below with a required confirmation copy sent in accordance with subsection (c) below; or (b) on the next business day after delivery to a nationally-recognized express delivery service with instructions and payment for overnight delivery; or (c) on the fifth (5th) day after deposited in any depository regularly maintained by the United States postal service, postage prepaid, certified or registered mail, return receipt requested, addressed to the following addresses or to such other address as the party to be notified shall have specified to the other party in accordance with this section:

          If to Viacom:

               Viacom Inc.
               1515 Broadway
               New York New York  10036
               Attention:  Michael D. Fricklas, General Counsel
               Phone Number:  212-258-6070
               Fax Number:  212-258-6099

          If to Blockbuster:

               Blockbuster Inc.
               1201 Elm Street
               Dallas, Texas  75270
               Attention:  Ed Stead, General Counsel
               Phone Number:  214-854-3499
               Fax Number:  214-854-3677

          Section 3.11.  Governing Law.  This Agreement shall be governed by and
                         -------------
construed in accordance with the laws of the State of New York. Each of the parties hereto agrees that any dispute relating to or arising from this Agreement or the transactions contemplated hereby shall be resolved only in the court of the State of New York sitting in the County of New York or the United States District Court for the Southern District of New York and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, each of the parties hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal suit, action or proceeding relating to this Agreement or any transaction contemplated hereby, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York sitting in the County of New York or the United States District Court for the Southern District of New York and appellate courts having jurisdiction of appeals in such courts, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such suit, action, or proceeding shall be heard and determined in such New York State court or, to the extent permitted by law, in such federal court;

          (b) consents that any such suit, action or proceeding may and shall be brought in such courts and waives any objection that it may now or hereafter have to the venue or jurisdiction or any such action or proceeding in such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party in its address as provided in Section 3.06 hereof;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by New York law; and

          (e) agrees that this Agreement has been entered into in the State of New York and performed in part in the State of New York.

          Section 3.12.  Counterparts.  This Agreement may be executed in two or
                         ------------
more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.


                              VIACOM INC.



                              By: /s/ MICHAEL D. FRICKLAS
                                 ----------------------------------
                                 Name:  Michael D. Fricklas
                                 Title: Sr. Vice President



                              BLOCKBUSTER INC.



                              By: /s/ EDWARD B. STEAD
                                 ----------------------------------
                                 Name:  Edward B. Stead
                                 Title: Exec. Vice President, General
                                        Counsel and Secretary